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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 27, 2000


                            Union Bankshares Company
         ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


               MAINE                               2-90679                            01-0395131
  -------------------------------      --------------------------------          --------------------
  (State or other jurisdiction of          (Commission File Number)                  (IRS employer
           incorporation)                                                         Identification No.)



            66 Main Street, Ellsworth, Maine                                            04605
   --------------------------------------------------                             ------------------
        (Address of principal executive offices)                                      (Zip Code)


Registrant's telephone number, including area code: (207) 667-2504


                                    No Change
                           --------------------------
          (Registrant's former address of principal executive offices)


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Item 5.  Other Events.

         On March 27, 2000, Union Bankshares Company ("Union Bankshares") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Mid-Coast Bancorp, Inc. ("Mid-Coast"), which provides for a merger of Mid-Coast with and into Union Bankshares (the "Proposed Merger"). The Proposed Merger is conditioned upon, among other things, approval by the shareholders of each of Union Bankshares and Mid-Coast and the receipt of certain regulatory approvals. In connection with the Proposed Merger, each outstanding share of common stock of Mid-Coast, except for shares held by persons exercising statutory appraisal rights, will be converted into the right to receive $15.875 in cash, upon the terms and conditions set forth in the Merger Agreement. Pursuant to the Merger Agreement, The Waldoboro Bank, F.S.B., a wholly owned subsidiary of Mid-Coast, will be merged with and into Union Trust Company, a wholly owned subsidiary of Union Bankshares, simultaneously with or immediately subsequent to the consummation of the Proposed Merger.

         In connection with the Merger Agreement, Union Bankshares and Mid-Coast have also entered into an Option Agreement, dated March 27, 2000 (the "Option Agreement"). Pursuant to the Option Agreement, among other things, Mid-Coast has granted to Union Bankshares an option to purchase, under certain circumstances, up to 19.9% of the outstanding shares of Mid-Coast common stock at a price of $6.00 per share, upon the terms and conditions set forth in the Option Agreement.

         Information contained in the exhibits to this current report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from Union Bankshares' expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the Proposed Merger; difficult or costly integration of the businesses; adverse changes in the economy of Union Bankshares' primary market; and changing requirements of federal and state bank regulatory agencies that could materially impact future operations of Union Bankshares.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

2.1 Agreement and Plan of Merger dated March 27, 2000, between Union Bankshares Company and Mid-Coast Bancorp, Inc.

10.1 Option Agreement dated March 27, 2000 between Union Bankshares Company and Mid-Coast Bancorp, Inc.

99.1     Press Release dated March 28, 2000 announcing the Proposed Merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 31, 2000                       UNION BANKSHARES COMPANY




                                         By: /s/  Peter A. Blyberg
                                            --------------------------
                                            Name: Peter A. Blyberg
                                            Title: President


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                                  Exhibit Index

2.1 Agreement and Plan of Merger dated March 27, 2000 between Union Bankshares Company and Mid-Coast Bancorp, Inc.

10.1 Option Agreement dated March 27, 2000 between Union Bankshares Company and Mid-Coast Bancorp, Inc.

99.1     Press Release dated March 28, 2000 announcing the Proposed Merger.


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